UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report:  June 21, 2005

                         _______________




                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


           Delaware                1-9743            47-0684736
       (State or other        (Commission File    (I.R.S. Employer
         jurisdiction              Number)         Identification
     of incorporation or                                No.)
         organization


           333 Clay                                    77002
          Suite 4200                                 (Zip code)
        Houston, Texas
    (Address of principal
      executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)



                       EOG RESOURCES, INC.


Item 1.01.     Entry into a Material Definitive Agreement.

  i)   Amendment to Rights Plan

     On June 15, 2005, EOG Resources, Inc., a Delaware corporation ("EOG" or the "Company"), entered into an amendment (the "Amendment") to its Rights Agreement, dated as of February 14, 2000, as amended, between the Company and EquiServe Trust Company, N.A. (as Rights Agent) (the "Rights Agreement") to modify the definition of "Qualified Institutional Investor" and to amend the Rights Agreement in certain other respects. Under the terms of the Amendment, a Qualified Institutional Investor is an institution that meets the following requirements: (1) such institutional investor is described in Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934 and is eligible to report (and, if such institutional investor beneficially owns greater than 5% of the Company's common stock, par value $.01 per share (the "Company Common Stock"), then outstanding, does in fact report) beneficial ownership of Company Common Stock on Schedule 13G; (2) such institutional investor is not required to file a Schedule 13D (or any successor or comparable report) with respect to its beneficial ownership of the Company Common Stock; and (3) such institutional investor shall "Beneficially Own" less than 15% of the Company Common Stock then outstanding; provided, however, that a Person who would constitute a Qualified Institutional Investor except for its failure to satisfy clause (3) above shall nonetheless constitute a Qualified Institutional Investor if (A) such Person or an Affiliate of such Person shall have, as of December 31, 2004, reported beneficial ownership of greater than 5% of the Company Common Stock for a period of two consecutive years and shall thereafter continuously beneficially own greater than 5% of the Company Common Stock then outstanding prior to the time of determination, (B) such Person shall be the Beneficial Owner of less than 15% of the Company Common Stock then outstanding (including in such calculation the holdings of all such Person's Affiliates and Associates other than those which, under published interpretations of the SEC or its Staff, are eligible to file separate reports on Schedule 13G with respect to their beneficial ownership of the Company Common Stock), and (C) such Person shall be the Beneficial Owner of less than 30% of the Company Common Stock then outstanding (including in such calculation the holdings of all such Person's Affiliates and Associates). Under the terms of the Rights Agreement, a "Person" (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any entity holding Company Common Stock for or pursuant to the terms of any such plan) who does not meet the aforementioned exception is deemed an "Acquiring Person" if such Person is the Beneficial Owner of 10% or more of the Company Common Stock.

     A copy of the Amendment is set forth as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing is qualified in its entirety by reference to the Amendment.

  ii)  Employment Agreements

     On June 15, 2005, the Company entered into an Executive Employment Agreement with each of the executive officers listed below. Under the terms of each agreement, the executive officer is entitled to an annual base salary not less than that indicated below for each executive officer. In addition, the executive officer is eligible to participate in the Company's annual bonus plan for executive officers, and is eligible to receive certain other long-term incentives. Each agreement provides for a four-year term with automatic one-year renewals following the expiration of such initial term, unless either the Company or the executive officer provides 120 days notice of intent not to renew, or the agreement is otherwise terminated in accordance with its terms.
Each agreement also includes certain severance benefits, post-employment non-competition provisions and confidentiality provisions.

     a)  Mark G. Papa, Chairman and Chief Executive Officer.
     Under the terms of the agreement with Mr. Papa, he is entitled to an annual base salary of not less than $940,000.
     b)  Edmund P. Segner, III, President and Chief of Staff.
     Under the terms of the agreement with Mr. Segner, he is entitled to an annual base salary of not less than $485,000.
     c) Loren M. Leiker, Executive Vice President, Exploration & Development. Under the terms of the agreement with Mr.
     Leiker, he is entitled to an annual base salary of not less than $445,000.
     d)  Gary L. Thomas, Executive Vice President, Operations.
     Under the terms of the agreement with Mr. Thomas, he is entitled to an annual base salary of not less than $445,000.
     e) Barry Hunsaker, Jr., Senior Vice President and General Counsel. Under the terms of the agreement with Mr. Hunsaker, he is entitled to an annual base salary of not less than $366,000.

     Copies of each Executive Employment Agreement referenced above are set forth as Exhibits 99.1 through 99.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing is qualified in its entirety by reference to the respective agreement.

  iii) Amended and Restated Change of Control Agreements

     On June 15, 2005, the Company entered into an Amended and Restated Change of Control Agreement with each of the officers listed below. Under the terms of each agreement, if the officer is involuntarily terminated or terminates for good reason within two years of a change of control of the Company, or voluntarily terminates for any reason during a 30-day window beginning six months after a change of control of the Company, the Change of Control Agreement provides a) a minimum severance benefit of 2.99 times annual base salary plus two times target annual bonus, each as in effect prior to the change of control or if increased, on the date of termination, b) the Money Purchase Pension Plan contributions and Savings Plan matching amounts that would have been made if the Named Officer had continued to be employed for three years, c) three years of medical and dental coverage, d) three years age and service credit for eligibility for the Company's retiree medical coverage, and e) outplacement services not to exceed $50,000. In addition, the Change of Control Agreements provide reimbursement for any excise tax, interest and penalties incurred if payments or benefits received due to a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code.

     a)  Mark G. Papa, Chairman and Chief Executive Officer.
     b)  Edmund P. Segner, III, President and Chief of Staff.
     c)  Loren M. Leiker, Executive Vice President, Exploration
         & Development.
     d)  Gary L. Thomas, Executive Vice President, Operations.
     e)  Barry Hunsaker, Jr., Senior Vice President and General
         Counsel.
     f)  Timothy K. Driggers, Vice President and Chief
         Accounting Officer.

     Copies of each Change of Control Agreement referenced above are set forth as Exhibits 99.6 through 99.11, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing is qualified in its entirety by reference to the respective agreement.

  iv)  Amended and Restated Change of Control Severance Plan

     On June 15, 2005, the Company executed an Amended and
Restated Change of Control Severance Plan (the "Plan").

     Under the terms of the Plan, in the event of a change of control (as defined in the Plan) of the Company, any eligible employee who is involuntarily terminated or terminates for good reason, both as defined in the Plan, within two years following the change of control will receive severance benefits equal to two weeks of base pay multiplied by the number of full or partial years of service, plus one month of base pay for each $10,000 (or portion of $10,000) included in the employee's annual base pay, plus one month of base pay for each 5% of annual incentive award opportunity under any approved plan. The minimum an employee can receive is six months of base pay. The maximum an employee can receive is the lesser of 2.99 times the employee's average W-2 earnings over the past five years or three times the sum of the employee's annual base pay and 100% of the employee's annual incentive award opportunity under any approved plan. In addition, the Plan provides reimbursement for any excise tax, interest and penalties incurred if payments or benefits received due to a change of control would be subject to an excise tax under Section 4999 of the Internal Revenue Code.

     A copy of the Plan is set forth as Exhibit 99.12 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing is qualified in its entirety by reference to the Plan.


Item 3.03.     Material Modification to Rights of Security Holders.

          On June 15, 2005, the Board of Directors of the Company authorized the entry into the Amendment. The effect of the Amendment on the holders of Company Common Stock is described in
Item 1.01 of this Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

          (c)  Exhibits

           4.1 Amendment, dated as of June 15, 2005, to the Rights Agreement, dated as of February 14, 2000, between EOG and EquiServe Trust Company, N.A., as amended.
           99.1 Executive Employment Agreement between EOG and Mark G. Papa, dated as of June 15, 2005.
           99.2 Executive Employment Agreement between EOG and Edmund P. Segner, III, dated as of June 15, 2005.
           99.3 Executive Employment Agreement between EOG and Loren M. Leiker, dated as of June 15, 2005.
           99.4 Executive Employment Agreement between EOG and Gary L. Thomas, dated as of June 15, 2005.
           99.5 Executive Employment Agreement between EOG and Barry Hunsaker, Jr., dated as of June 15, 2005.
           99.6 Amended and Restated Change of Control Agreement between EOG and Mark G. Papa, dated as of June 15, 2005.
           99.7 Amended and Restated Change of Control Agreement between EOG and Edmund P. Segner, III, dated as of June 15, 2005.
           99.8 Amended and Restated Change of Control Agreement between EOG and Loren M. Leiker, dated as of June 15, 2005.
           99.9 Amended and Restated Change of Control Agreement between EOG and Gary L. Thomas, dated as of June 15, 2005.
           99.10 Amended and Restated Change of Control Agreement between EOG and Barry Hunsaker, Jr., dated as of June 15, 2005.
           99.11 Amended and Restated Change of Control Agreement between EOG and Timothy K. Driggers, dated as of June 15, 2005.
           99.12 Amended and Restated EOG Resources, Inc. Change of Control Severance Plan.






                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              EOG RESOURCES, INC.

Date:  June 21, 2005
                         By:  /s/ TIMOTHY K. DRIGGERS
                              Timothy K. Driggers
                              Vice President and Chief Accounting
                               Officer


                          EXHIBIT INDEX


Exhibit No.     Description

4.1 Amendment, dated as of June 15, 2005, to the Rights Agreement, dated as of February 14, 2000, between EOG and EquiServe Trust Company, N.A., as amended.
99.1 Executive Employment Agreement between EOG and Mark G. Papa, dated as of June 15, 2005.
99.2 Executive Employment Agreement between EOG and Edmund P. Segner, III, dated as of June 15, 2005.
99.3 Executive Employment Agreement between EOG and Loren M. Leiker, dated as of June 15, 2005.
99.4 Executive Employment Agreement between EOG and Gary L. Thomas, dated as of June 15, 2005.
99.5 Executive Employment Agreement between EOG and Barry Hunsaker, Jr., dated as of June 15, 2005.
99.6 Amended and Restated Change of Control Agreement between EOG and Mark G. Papa, dated as of June 15, 2005.
99.7 Amended and Restated Change of Control Agreement between EOG and Edmund P. Segner, III, dated as of June 15, 2005.
99.8 Amended and Restated Change of Control Agreement between EOG and Loren M. Leiker, dated as of June 15, 2005.
99.9 Amended and Restated Change of Control Agreement between EOG and Gary L. Thomas, dated as of June 15, 2005.
99.10 Amended and Restated Change of Control Agreement between EOG and Barry Hunsaker, Jr., dated as of June 15, 2005.
99.11 Amended and Restated Change of Control Agreement between EOG and Timothy K. Driggers, dated as of June 15, 2005.
99.12 Amended and Restated EOG Resources, Inc. Change of Control Severance Plan.